Exhibit 10.1

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

OPTION AGREEMENT

AND ESCROW INSTRUCTIONS

THIS OPTION AGREEMENT AND ESCROW INSTRUCTIONS (this “Agreement”) is made and entered into as of February 27, 2013 (the “Effective Date”), by and between Jason B. Rushing, Trustee of the Jason B. Rushing Trust dated July 10, 1997; JENNIFER R. RUSHING, Trustee of the JENNIFER RUSHING REVOCABLE TRUST dated March 19, 2008; and Zella A. Rushing, Trustee of the 1988 Zella Rushing Trust dated May 12, 1988 (together, “Optionor”), and LIMONEIRA COMPANY, a Delaware corporation (“Optionee”). Optionor and Optionee are hereinafter sometimes individually referred to as a “party” and collectively as the “parties.”

RECITALS

A.           Optionor is the owner of that certain real property located at State Highway 126 and Hallock Drive in the City of Santa Paula, County of Ventura, State of California, consisting of approximately Seven and Twenty-two Hundredths (7.22) acres [APNs: 107-0-043-140, -010 and -025], which real property is described on Exhibit A (the “Property”).

B.           Optionee desires to obtain an option to acquire the Property, together with all personal property and all easements, rights of way and other rights appurtenant to the Property (collectively, the “Option Property”).

C.           The Option Property is one (1) of the parcels referred to in that certain Pre-Annexation and Development Agreement (East Area II), by and among the City of Santa Paula, Optionor and Optionee, which Development Agreement neither Optionor nor Optionee is obligated to execute.

D.           The purpose of this Agreement is to set forth the terms and conditions agreed upon between Optionor and Optionee with respect to the grant of an option to Optionee to purchase the Option Property and, if and to the extent exercised, the purchase and sale of the Option Property.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.          Grant of Option. Subject to the terms and conditions set forth in this Agreement, and the payment by Optionee of the Option Consideration (as that term is defined below), Optionor hereby grants to Optionee the right and option (the “Option”) to purchase the Option Property for a period of time, beginning on the date of Opening of Escrow and expiring on February 28, 2018, unless this Agreement is terminated earlier, as provided herein.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.          Option Consideration.

2.1           Option Consideration. For and in consideration of the grant of the Option, Optionee agrees to pay to Optionor the option consideration described below (the “Option Consideration”), which Option Consideration shall be paid in installments as provided below. The Option Consideration shall be deemed earned upon receipt, and shall be non-refundable except if (a) any of Optionee’s Conditions are not satisfied or otherwise waived by Optionee as set forth in Section 7.2, and/or (b) Escrow fails to close due to a default by Optionor of its obligations under this Agreement, in either such case, the Option Consideration shall be promptly returned or refunded to Optionee. The First Year Option Payment, Second Year Option Payment, Third Year Option Payment, Fourth Year Option Payment and Fifth Year Option Payment, each as received by Optionor, shall be applied as a credit toward the Purchase Price at Closing.

2.2           First Year Option Payment. On or before February 28, 2013, Optionee shall deposit with Escrow Holder (as that term is defined below), in immediately available funds, the first installment of the Option Consideration in an amount equal to [*] (the “First Year Option Payment”). Immediately following the payment by Optionee of the First Year Option Payment to Escrow Holder, Escrow Holder is instructed to release the First Year Option Payment directly to Optionor, which release from Escrow shall be without liability to Escrow Holder. Notwithstanding the foregoing, if Optionee fails to deposit the First Year Option Payment with Escrow Holder on or before the applicable due date, Optionee shall be deemed to have elected to terminate this Agreement, in which case, this Agreement shall automatically terminate and neither party shall have any further rights or obligations under this Agreement.

2.3           Second Year Option Payment. On or before February 28, 2014, and provided this Agreement has not been terminated prior thereto, Optionee shall deposit with Escrow Holder, in immediately available funds, the second year Option Consideration, in an amount equal to [*] (the “Second Year Option Payment”). Immediately following the payment by Optionee of the Second Year Option Payment to Escrow Holder, Escrow Holder is instructed to release the Second Year Option Payment directly to Optionor, which release from Escrow shall be without liability to Escrow Holder. Notwithstanding the foregoing, if Optionee fails to deposit the Second Year Option Payment with Escrow Holder on or before the applicable due date, Optionee shall be deemed to have elected to terminate this Agreement, in which case, this Agreement shall automatically terminate and neither party shall have any further rights or obligations under this Agreement.

2.4           Third Year Option Payment. On or before February 28, 2015, and provided this Agreement has not been terminated prior thereto, Optionee shall deposit with Escrow Holder, in immediately available funds, the third year Option Consideration, in an amount equal to [*] (the “Third Year Option Payment”). Immediately following the payment by Optionee of the Third Year Option Payment to Escrow Holder, Escrow Holder is instructed to release the Third Year Option Payment directly to Optionor, which release from Escrow shall be without liability to Escrow Holder. Notwithstanding the foregoing, if Optionee fails to deposit the Third Year Option Payment with Escrow Holder on or before the applicable due date, Optionee shall be deemed to have elected to terminate this Agreement, in which case, this Agreement shall automatically terminate and neither party shall have any further rights or obligations under this Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.5           Fourth Year Option Payment. On or before February 29, 2016, and provided this Agreement has not been terminated prior thereto, Optionee shall deposit with Escrow Holder, in immediately available funds, the fourth year Option Consideration, in an amount equal to [*] (the “Fourth Year Option Payment”). Immediately following the payment by Optionee of the Fourth Year Option Payment to Escrow Holder, Escrow Holder is instructed to release the Fourth Year Option Payment directly to Optionor, which release from Escrow shall be without liability to Escrow Holder. Notwithstanding the foregoing, if Optionee fails to deposit the Fourth Year Option Payment with Escrow Holder on or before the applicable due date, Optionee shall be deemed to have elected to terminate this Agreement, in which case, this Agreement shall automatically terminate and neither party shall have any further rights or obligations under this Agreement.

2.6           Fifth Year Option Payment. On or before February 28, 2017, and provided this Agreement has not been terminated prior thereto, Optionee shall deposit with Escrow Holder, in immediately available funds, the fifth year Option Consideration, in an amount equal to [*] (the “Fifth Year Option Payment”). Immediately following the payment by Optionee of the Fifth Year Option Payment to Escrow Holder, Escrow Holder is instructed to release the Fifth Year Option Payment directly to Optionor, which release from Escrow shall be without liability to Escrow Holder. Notwithstanding the foregoing, if Optionee fails to deposit the Fifth Year Option Payment with Escrow Holder on or before the applicable due date, Optionee shall be deemed to have elected to terminate this Agreement, in which case, this Agreement shall automatically terminate and neither party shall have any further rights or obligations under this Agreement.

2.7           Exercise of Option. Optionee shall have the right to exercise the Option at any time during the term of this Agreement by giving written notice thereof (the “Closing Notice”) to Optionor and Escrow Holder on or before 5:00 p.m. on January 28, 2018 (the “Closing Notice Deadline”). Upon the receipt of the Closing Notice by Optionor, this Agreement shall be a binding agreement for the purchase and sale of the Option Property in accordance with the terms and provisions hereof. If Optionor and Escrow Holder do not physically receive the Closing Notice on or before the Closing Notice Deadline, Optionee shall be deemed to have elected to not exercise the Option, in which case, this Agreement shall automatically terminate and neither party shall have any further rights or obligations under this Agreement.

3.          Purchase Price.

3.1          Purchase Price. The purchase price for the Option Property shall be calculated as follows (the “Purchase Price):

(a)          If Optionee exercises the Option and the Closing Date is on or prior to February 28, 2014, the purchase price shall be [*] per square foot. For purposes of this Agreement, the calculation of square footage of the Property shall be based upon gross acres without offset or deduction for easements and rights of way. Any survey of the Option Property shall be at the sole cost and expense of Optionee.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)          If Optionee exercises the Option and the Closing Date is after February 28, 2014, but on or prior to February 28, 2015, the purchase price shall be [*] per square foot.

(c)          If Optionee exercises the Option and the Closing Date is after February 28, 2015, but on or prior to February 29, 2016, the purchase price shall be [*] per square foot.

(d)          If Optionee exercises the Option and the Closing Date is after February 29, 2016, but on or prior to February 28, 2018, the purchase price shall be the greater of (1) [*] per square foot or (2) the appraised value as determined by Kevin MacAtee of Hoffman, Vance and Worthington.

3.2          Payment of Purchase Price. On or before one (1) business day prior to the Close of Escrow, Optionee shall deposit with Escrow Holder, in immediately available funds, the full amount of the Purchase Price, less the Option Consideration received by Optionor (the “Cash Payment”), plus an amount equal to Optionee’s share of the closing costs and prorations as set forth in Section 8.6. At Close of Escrow, the Cash Payment shall be disbursed to Optionor, less Optionor’s share of the closing costs and prorations as set forth in Section 8.6.

4.          Opening of Escrow. Within three (3) business days following the mutual execution of this Agreement, Optionor and Optionee shall open an escrow (the “Escrow”) with LandAmerica Lawyer’s Title, Attn: Judy Cook, Escrow Officer, 2751 Park View Court, Suite 241, Oxnard, CA 93036 (“Escrow Holder”), by delivering an executed copy of this Agreement to Escrow Holder. Optionor shall also deliver to Escrow Holder a Memorandum of Option executed and acknowledged by Optionor and Optionee in the form attached hereto as Exhibit B (the “Memorandum of Option”). Optionee shall deliver to Escrow Holder a Quitclaim Deed executed and acknowledged by Optionee in the form attached hereto as Exhibit C (the “Quitclaim Deed”). Escrow Holder is directed to record the Memorandum of Option against the Option Property in the Official Records of the County of Ventura concurrent with the release of the First Option Payment to Optionor. Escrow Holder shall hold the Quitclaim Deed until required to deliver the same to Optionor pursuant to the express provisions of this Agreement, including, without limitation, Sections 6 and 8.5. As used in this Agreement, the term “Opening of Escrow” shall mean the date on which a fully-executed copy of this Agreement has been delivered to Escrow Holder. Upon receipt of the fully-executed copy of this Agreement, Escrow Holder is hereby instructed to open the Escrow, and advise the parties (including each of the party’s respective attorneys, if any) of the date of the Opening of Escrow. This Agreement shall constitute escrow instructions to Escrow Holder, together with Escrow Holder’s general provisions. If there is any conflict between Escrow Holder’s general provisions and the provisions of this Agreement, the provisions of this Agreement shall control.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.          Due Diligence. Commencing as of January 4, 2013, Optionee had the right to review the suitability of the Option Property for its intended purposes as determined by Optionee in its sole, subjective discretion. In particular, Optionee shall have the right to review and investigate the condition of title to the Option Property (including the review of any surveys of the Option Property) as further described in Section 5.1, the physical and environmental condition of the Option Property, the character, quality, value and general utility of the Option Property, the zoning, land use, environmental and building requirements and restrictions applicable to the Option Property, the economic feasibility of using the Option Property for Optionee’s intended purposes, and other factors or matters relevant to Optionee’s decision to purchase the Option Property. If on or before February 28, 2013, Optionee determines in its sole, subjective discretion that the Property is not acceptable for any reason whatsoever, Optionee shall have the right to terminate this Agreement by giving notice thereof to Optionor pursuant to Section 5.4, and upon giving of such notice, Optionee shall be repaid any previously paid Option Consideration.

5.1           Preliminary Title Report. Optionee ordered a Preliminary Title Report for the Option Property, dated October 29, 2012, from LandAmerica Lawyer’s Title (“Title Company”) [File No. 412240915], together with legible copies of the documents of record evidencing all title exceptions (collectively, the “Title Report”). Optionee shall have until February 8, 2013, to notify Optionor and Escrow Holder, in writing, of Optionee’s disapproval of any exceptions shown on the Title Report (the “Title Review Period”). If Optionee does not give Optionor and Escrow Holder written notice of disapproval by the end of the Title Review Period, the Title Report and supporting documents shall be deemed approved and all exceptions therein (other than the Deemed Disapproved Exceptions (defined below)) shall be deemed “Permitted Exceptions” and this condition shall be deemed satisfied; provided, however, that following the expiration of the Title Review Period, if Optionee exercises the Option without disapproval, Optionee shall take title to the Option Property subject to all encumbrances, rights, restrictions and interests affecting the Option Property shown as exceptions in the Title Report, except that Optionor shall remove, at or before the Close of Escrow, and shall cause the Option Property to be delivered free and clear of, any deeds of trusts, mortgages, mechanics’ liens and/or other monetary liens (except non-delinquent taxes and assessments) encumbering the Option Property, and not created, caused or consented to by Optionee (collectively, the “Deemed Disapproved Exceptions”). Optionee shall have the right, prior to the Close of Escrow, to disapprove any title exceptions reflected on any supplement to the Title Report issued by the Title Company (the “New Exceptions”), except to the extent the New Exceptions arise or result from the activities of Optionee or Optionee’s agents.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.1.1           Within five (5) business days of receipt of Optionee’s notice of disapproval of any exceptions (including any New Exceptions), Optionor shall notify Optionee and Escrow Holder whether Optionor is willing to remove, on or before the Close of Escrow, any such item which Optionee has disapproved. If Optionor gives timely notice of its election to remove the disapproved item and thereafter fails to do so before the Close of Escrow, then Optionor shall be deemed to be in default hereunder. If Optionor does not give Optionee and Escrow Holder written notice within said five (5) business day period, Optionor shall be deemed to have elected not to remove any such item which Optionee has disapproved. If there are exceptions which Optionee has disapproved and which Optionor is not willing to remove at Optionor’s expense (or is deemed to have elected to not remove), Optionee shall have until fifteen (15) days after the end of the Title Review Period or with respect to any New Exceptions, five (5) business days after the date on which Optionor delivers to Optionee its written notice or, if Optionor has failed to timely deliver to Optionee said notice, the date which is five (5) business days after the expiration of said five (5) business day period to notify Optionor in writing of Optionee’s election to either (a) waive its disapproval and approve such exceptions, or (b) terminate this Agreement and shall be repaid any previously paid Option Consideration. If Optionee elects to waive its disapproval and approves any such exceptions, or if Optionee does not expressly elect to terminate by timely delivery of a termination notice (or other notice of termination in connection with Optionee’s disapproval of any New Exceptions), such exceptions then shall be deemed to become Permitted Exceptions at the Close of Escrow. In the event of the termination of this Agreement by Optionee prior to Close of Escrow as provided above in this Section, the Option Consideration shall be refunded to Optionee by Optionor and neither party shall have any further rights, duties, or obligations hereunder with respect to the Option Property, except for such matters which expressly survive the termination of this Agreement as set forth herein.

5.2        Optionee’s Investigation. Optionor shall deliver to Optionee legible photocopies of all reports, studies, documents and agreements (except proprietary financial information) in Optionor’s possession or control that relate to the Option Property (collectively, the “Property Documents”). Optionee shall have the right to conduct such independent investigations as Optionee deems necessary or appropriate concerning the condition, use, sale, development or suitability of the Option Property for Optionee’s intended purposes. Except as expressly provided in this Agreement, including, without limitation, under Sections 5.5 and 9, Optionor makes no representations or warranties with respect to any aspect or condition of the Option Property.

5.3        Right to Enter. Pursuant to that certain Access and Indemnity Agreement, dated January 4, 2012, by and between Optionor and Optionee, Optionor has granted to Optionee and its agents, employees, contractors and consultants a nonexclusive license to enter upon the Option Property.

5.4        Notice of Termination. Optionee shall have the right, at its sole option, to terminate this Agreement at any time prior to Optionee’s delivery of the Closing Notice if Optionee determines in its sole, subjective discretion that it does not wish to purchase the Option Property, by giving written notice of termination of this Agreement to Optionor and Escrow Holder. Upon receipt of such written notice, this Agreement shall automatically terminate, and neither party shall have any further rights, duties or obligations under this Agreement, except those provisions that by their terms survive the termination of this Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.5           “AS-IS” Sale. OPTIONEE ACKNOWLEDGES THAT OPTIONEE IS PURCHASING THE OPTION PROPERTY "AS IS" AND "WHERE IS" AND OPTIONEE CONFIRMS THAT, EXCEPT AS MAY BE EXPRESSLY OTHERWISE SET FORTH IN THIS AGREEMENT, OPTIONOR AND/OR OPTIONOR'S AGENTS HAVE NOT MADE, AND ARE NOT MAKING, ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, CONCERNING OR WITH RESPECT TO THE OPTION PROPERTY, INCLUDING, WITHOUT LIMITATION, ITS ENVIRONMENTAL CONDITION, THE USE OR DEVELOPMENT THEREOF, THE REQUIREMENTS OF ANY OR ALL FEDERAL, STATE, COUNTY OR LOCAL LAWS, REGULATIONS, ADMINISTRATIVE OR REGULATORY RULINGS OR ANY OTHER LEGAL MATTERS RELATING TO THE OPTION PROPERTY, THE DEVELOPMENT OF THE OPTION PROPERTY OR ANY OTHER MATTERS WHATSOEVER. OPTIONEE ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT, WITH THE EXCEPTION OF THE REPRESENTATIONS, WARRANTIES AND COVENANTS MADE BY OPTIONOR IN THIS AGREEMENT, OPTIONEE IS RELYING UPON OPTIONEE'S OWN INDEPENDENT INVESTIGATION OF THE OPTION PROPERTY IN CONNECTION WITH ITS EXECUTION AND DELIVERY OF THIS AGREEMENT AND/OR OPTIONEE'S PERFORMANCE HEREUNDER. OPTIONEE ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT AS OF THE CLOSING IT HAS THOROUGHLY INSPECTED THE OPTION PROPERTY AND ALL FACTORS RELEVANT TO ITS USE, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL CONDITION OF THE PROPERTY, THE CONDITION OF SOILS AND GROUNDWATER, THE ENVIRONMENTAL CONDITION, ALL UTILITIES AND ALL PHYSICAL AND FUNCTIONAL ASPECTS OF THE PROPERTY; ALL MATTERS RELATING TO TITLE TO THE OPTION PROPERTY; TOGETHER WITH ALL FEDERAL, STATE, COUNTY, MUNICIPAL AND OTHER LEGAL REQUIREMENTS CONCERNING THE PROPERTY SUCH AS TAXES, ASSESSMENTS, ZONING, ENVIRONMENTAL REGULATION AND/OR CONDITION, USE PERMITS AND BUILDING CODES. OPTIONEE FURTHER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT, WITH THE EXCEPTION OF THE REPRESENTATIONS, WARRANTIES AND COVENANTS MADE BY OPTIONOR IN THIS AGREEMENT, IT IS ACQUIRING THE PROPERTY IN AN "AS IS" AND "WHERE IS" CONDITION, SOLELY IN RELIANCE ON ITS OWN INSPECTION(S) AND EXAMINATION(S). EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 9, NEITHER OPTIONOR NOR ITS AGENTS, REPRESENTATIVES, ATTORNEYS, OR EMPLOYEES, OR ANY OF THEM, HAVE MADE REPRESENTATIONS OR WARRANTIES, DIRECT OR INDIRECT, EXPRESS OR IMPLIED, VERBAL OR WRITTEN, WITH RESPECT TO THE OPTION PROPERTY, OR ITS FITNESS FOR ANY PARTICULAR USE OR PURPOSE.

6.          Termination of Option; Liquidated Damages.

6.1          Termination of Option. If Optionee fails to pay any of the Second Year Option Payment, Third Year Option Payment, Fourth Year Option Payment or Fifth Year Option Payment when due, or if Optionee fails to give the Closing Notice by the Closing Notice Deadline, or if Escrow fails to close on or before February 28, 2018, for any reason other than an Optionor default or the failure of an Optionee Condition under Section 7.2, then this Agreement and the Option shall automatically terminate without further notice to Optionee and shall be of no further force or effect. Optionee shall pay all Escrow and title cancellation charges, and neither party shall have any further rights, duties or obligations to the other with respect to the Option Property, except for those obligations that survive the termination of this Agreement. Except to the extent Escrow fails to close due to a Optionor default or due to the failure of an Optionee Condition under Section 7.2, the Option Consideration in the possession of Optionor shall be retained by Optionor and Escrow Holder shall immediately deliver the Quitclaim Deed to Optionor, who shall then record such Quitclaim Deed in the Official Records of the County of Ventura.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.2           Liquidated Damages. IF OPTIONEE FAILS TO COMPLETE THE PURCHASE OF THE OPTION PROPERTY AS A RESULT OF OPTIONEE’S BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT, OPTIONOR SHALL BE ENTITLED TO OBTAIN AND KEEP THE OPTION CONSIDERATION RECEIVED AS OF THE DATE OF THE BREACH AS LIQUIDATED DAMAGES, AS OPTIONOR’S SOLE AND EXCLUSIVE LEGAL OR EQUITABLE REMEDY FOR OPTIONEE’S FAILURE TO CLOSE ESCROW DUE TO A BREACH OF OPTIONEE’S OBLIGATIONS UNDER THIS AGREEMENT. IN LIGHT OF THE DIFFICULTY THE PARTIES WOULD HAVE IN DETERMINING OPTIONOR’’S ACTUAL DAMAGES AS A RESULT OF SUCH A BREACH, IT IS EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE AMOUNT OF THE OPTION CONSIDERATION THEN RELEASED TO OPTIONOR IS A REASONABLE ESTIMATE OF THE EXTENT TO WHICH OPTIONOR WOULD BE DAMAGED BY SUCH A BREACH BY OPTIONEE. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL THIS SECTION LIMIT THE DAMAGES RECOVERABLE BY OPTIONOR AGAINST OPTIONEE DUE TO OPTIONEE'S OBLIGATION TO INDEMNIFY OPTIONOR IN ACCORDANCE WITH THE PROVISIONS OF THE ACCESS AND INDEMNITY AGREEMENT REFERENCED IN SECTION 5.3. BY SEPARATELY INITIALING THIS SECTION, BOTH OPTIONOR AND OPTIONEE ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE ABOVE PROVISION COVERING LIQUIDATED DAMAGES, AND THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION AT THE TIME THIS AGREEMENT WAS EXECUTED.

OPTIONOR’S INITIALS:	______	OPTIONEE’S INITIALS:	______
______
______

7.          Conditions to Close of Escrow.

7.1           Conditions for the Benefit of Optionee. Optionee’s obligation to purchase the Option Property, and the Close of Escrow, shall be conditional and contingent upon the satisfaction, or written waiver by Optionee, as and when required below, of each of the following conditions (collectively, the “Optionee Conditions”), all of which shall also constitute covenants of Optionor:

7.1.1           Representations and Warranties. The representations and warranties of Optionor set forth in Section 9 shall be true and correct in all material respects as of the Close of Escrow.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.1.2           Title Insurance. Title Company shall be committed to issue to Optionee at Optionor’s sole expense, as of the Close of Escrow, a CLTA Standard Coverage Owner's Policy of Title Insurance with liability limits equal to the Purchase Price, insuring fee title as being vested in Optionee, free of the encumbrances that Optionor is required to remove under Section 5.1.

7.1.3           No Material Change. There shall have been no material adverse change in the physical condition or title of the Property.

7.1.4           Performance by Optionor. Optionor shall have materially performed, observed and complied with all covenants, agreements and conditions required by this Agreement to be performed, observed and complied with by Optionor prior to, or as of, the Close of Escrow.

7.2          Failure of Optionee Conditions. If any of the Optionee Conditions has not been satisfied (or is not in a position to be satisfied) or waived by Optionee in writing on or before Close of Escrow, then Optionee shall have the right to terminate this Agreement and the Escrow by written notice of termination delivered to Optionor and Escrow Holder. In the event of such termination of this Agreement by reason of the failure of any such Optionee Condition, the Option Consideration shall be returned to Optionee, each party shall pay one half (1/2) of any Escrow and title cancellation charges, and neither party shall have any further rights, duties or obligations under this Agreement, except for those obligations which expressly survive the termination of this Agreement.

8.          Close of Escrow.

8.1         Close of Escrow. The Close of Escrow shall take place through Escrow on or before the thirtieth (30th) day after the date on which the Closing Notice has been given to Optionor and Escrow Holder, but in no event later than February 28, 2018 (the “Outside Closing Date”). For purposes of this Agreement, the terms “Closing Date” and “Close of Escrow” shall mean and refer to the date of recordation, in the Official Records of the County of Ventura, of the Grant Deed conveying title to the Option Property to Optionee. In the event the Close of Escrow has not occurred by the Outside Closing Date, either party (provided such party is not in breach of its obligations hereunder) shall have the right to terminate this Agreement by written notice of termination to the other and to Escrow Holder, in which event this Agreement shall terminate, and neither party shall have any further rights, duties or obligations hereunder, except for those obligations which by their terms survive the termination of this Agreement.

8.2         Deliveries by Optionor to Escrow Holder. Upon receipt of the Closing Notice, Optionor hereby covenants and agrees to deliver to Escrow Holder a fully executed and acknowledged Grant Deed, substantially in the form attached hereto as Exhibit D (the “Grant Deed”), conveying the Option Property to Optionee, or to Optionee’s nominee, in a form reasonably acceptable to Optionee, and all other documents and funds required hereunder or otherwise reasonably required by Escrow Holder to be deposited by Optionor to close the Escrow.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.3           Deliveries by Optionee to Escrow Holder. Optionee hereby covenants and agrees to deliver to Escrow Holder, at least one (1) business day prior to the Closing Date, the Cash Payment in immediately available funds, and all funds necessary to pay Optionee’s share of the Escrow fees, prorations, and other charges, and all other documents required hereunder or otherwise reasonably required by Escrow Holder to be deposited by Optionee to close the Escrow.

8.4           Title Policy. Optionor shall pay the premium for the Title Policy. If Optionee requires an American Land Title Association (“ALTA”) Owner’s Extended Coverage Policy of title insurance, or a binder in lieu of a policy of title insurance, then: (a) Optionee shall make such election in a timely manner so as to not interfere with or delay the Close of Escrow; (b) Optionor shall pay only the cost of the Standard Coverage CLTA Owner’s Policy of title insurance; and (c) Optionee shall pay the additional cost of obtaining such ALTA Extended Coverage Policy or binder including, without limitation, any survey cost.

8.5           Escrow Cancellation. If the Close of Escrow fails to occur due to Optionor’s default, and Optionee elects to terminate this Agreement, Optionor shall pay all Escrow Cancellation Charges and the Option Consideration shall be immediately refunded to Optionee by Optionor. If the Close of Escrow fails to occur due to Optionee’s default, Optionee shall pay all Escrow Cancellation Charges and the Option Consideration shall be retained by Optionor. “Escrow Cancellation Charges” means all fees, charges and expenses of Escrow Holder hereunder and all fees, charges and expenses related to the services of Escrow Holder as the Title Company in connection with the issuance of the Title Report and other title matters hereunder.

8.6           Costs and Prorations. Except as otherwise provided herein, Optionee and Optionor shall each pay one-half (1/2) of Escrow Holder’s escrow fees for the Escrow. Optionor shall bear the cost of all documentary transfer taxes and the cost of the Title Policy. All recording costs or fees and all other costs or expenses not otherwise provided for in this Agreement shall be apportioned or allocated between Optionee and Optionor in the manner customary in the County of Ventura. All nondelinquent general and special real property taxes, bonds and assessments shall be prorated through Escrow, based upon the latest available tax bills using customary escrow procedures.

8.7           Documents. Optionee shall, subject to any contractual restrictions imposed in contracts with third parties, within five (5) business days after receipt of written request from Optionor, deliver to Optionor, at no cost to Optionor, copies of all studies, tests, surveys, applications, maps, agreements, plans and other documents (except proprietary financial information) related to the Option Property in Optionee’s possession or control (collectively, “Diligence Documents”), whether previously delivered to Optionee by Optionor or obtained by Optionee in connection with its investigations of the Option Property (except that the foregoing shall not include any architectural renderings or market studies); provided, however, that copies of such Diligence Documents shall be delivered to Optionor without any representation or warranty of any kind as to the accuracy, content or completeness of such Diligence Documents and without liability to Optionee.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.8           Like-Kind Exchange Cooperation. The parties acknowledge that one or more of the individuals who comprise Optionor may desire to complete this transaction in whole or in part as one or more exchanges which will qualify for non-recognition of gain under Section 1031 of the Internal Revenue Code of 1986, and Section 18031 of the California Revenue and Taxation Code, as heretofore or hereafter amended. In such event, Optionee agrees to reasonably cooperate with Optionor to effect such an exchange transaction if requested to do so by Optionor, including, but not limited to, entering into agreements, escrow instructions and other documents reasonably acceptable to Optionee in order to comply with said Sections 1031 and 18031 and the regulations and/or rulings thereunder; provided, however, that Optionee shall incur no additional costs or expenses in connection therewith nor shall Optionee be required to take legal title to any exchange property. In the event of such exchange, Optionor shall indemnify, defend and hold harmless Optionee from any and all Claims incurred by Optionee arising from the exchange, which Claims would not have been incurred if this were a cash sale without an exchange. The inability of Optionor to effect an exchange shall not delay the Close of Escrow or relieve Optionor of the obligation to sell the Option Property to Optionee pursuant to the terms of this Agreement.

9.          Representations and Warranties of Optionor. Each Optionor hereby represents and warrants to Optionee as of the Effective Date, as follows, which representations and warranties shall be true and correct in all material respects as of the Closing Date:

9.1           Power. Each Optionor has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, to perform their obligations hereunder and to consummate the transaction contemplated hereby and the individuals executing this Agreement on behalf of each Optionor have the authority to bind such Optionor to Optionor’s obligations set forth herein.

9.2           Title. Optionor has good and marketable title to the Property. Except as shown on the Title Report and the Weatherford Land Lease and the Williams Homes Ground Space Lease Agreement, each described in Section 11.2, there are no encumbrances, liens, covenants, restrictions, reservations, options, rights-of-way, easements, encroachments, claims or other matters affecting title to or possession of the Property.

9.3           Requisite Action. All requisite action has been taken by each Optionor in connection with the entering into of this Agreement, the execution and delivery of the instruments referenced herein, and the consummation of the transactions contemplated hereby.

9.4           Enforceability. This Agreement constitutes the legal, valid and binding obligation of each Optionor, enforceable against each Optionor in accordance with its terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting or limiting rights of contracting parties generally.

9.5           Leases. Except for the Weatherford Land Lease and the Williams Homes Ground Space Lease Agreement, each described in Section 11.2, there are no oral or written leases or other occupancy agreements affecting all or any part of the Option Property and there are no written promises, understandings, agreements or commitments between any Optionor and/or any other occupant affecting the Option Property.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.6           No Contracts. Except for the Weatherford Land Lease and the Williams Homes Ground Space Lease Agreement, each described in Section 11.2, there are no concession agreements, management agreements, service contracts or other agreements (collectively, “Agreements”), affecting any part of the Property or the operation or maintenance thereof which will be binding upon Optionee or otherwise remain in effect after the Closing, nor shall any Optionor enter into any such Agreements after the Opening of Escrow.

9.7           Hazardous Substances. To the Best Knowledge of Optionor, the Option Property has been used for equipment storage for approximately twenty-five (25) years. Prior to that time, a portion of the Option Property was a producing orchard. As part of this agricultural use, Optionor’s predecessors in title and tenants have used and discharged certain chemical fertilizers, chemical pesticides and other substances, the exact nature or identity of which are unknown to Optionor, which substances may be considered “hazardous” or “toxic” substances under federal law, state law, and/or city and county ordinances. Optionor hereby warrants, to the Best Knowledge of Optionor, that there are no tanks on or below the surface of the Option Property and there is no asbestos or asbestos related product on the Option Property. As of the Effective Date, Optionor is not aware of any condition or use, other than stated above and as communicated by Optionee to Optionor after the preliminary results of a Phase I Environmental Site Assessment, which would have resulted in a hazardous substance condition which might require remediation and/or removal or which otherwise violates any applicable federal, state or local hazardous substance law. Except as disclosed above and as communicated by Optionee to Optionor after the preliminary results of a Phase I Environmental Site Assessment, to the Best Knowledge of Optionor, the Option Property contains no hazardous substances and, to the Best Knowledge of Optionor, no hazardous substances have been released, disposed of, generated, produced, or stored on or under the Option Property.

9.8           No Actions. To the Best Knowledge of Optionor, there is no action, suit, proceeding or investigation pending or threatened against Optionor or the Option Property which would become a cloud on Optionee’s title or have a material adverse impact upon the Option Property or any portion thereof, or which questions the validity or enforceability of the transactions contemplated by this Agreement or any action taken pursuant hereto or thereto, in any court or before or by any federal, district, county, or municipal department, commission, board, bureau, agency or other governmental instrumentality or any dispute resolution agency.

9.9           No Condemnation. Neither the whole nor any portion of the Property is subject to temporary requisition or use by any governmental authority of which any Optionor has received written notice, nor is there pending as of the date hereof any condemnation proceeding affecting the Option Property or any portion thereof of which any Optionor has received written notice.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.10         Property Documents. To the Best Knowledge of Optionor, the Property Documents constitute all reports, studies, documents and agreements (except proprietary financial information) in Optionor’s possession or control that relate to the Option Property and are true and complete copies.

9.11         Complete Disclosure. Optionor has disclosed to Optionee any and all matters known to the Best Knowledge of Optionor affecting or in any way relating to the Property, or any portion thereof, and Optionee's use and/or development of the Property, or any portion thereof.

If any material change in condition or circumstances renders any of the foregoing representations or warranties of Optionor inaccurate in any material respect between the Effective Date and the Close of Escrow, Optionor shall immediately deliver written notice to Optionee of such change and Optionee shall have a period of 10 days after such written notice (and the Closing Date shall be extended as necessary so that it does not occur until the expiration of such 10 day period) to accept such changed representation or warranty or to terminate this Agreement , by giving written notice to Optionor. In the event of such termination, Optionor shall immediately return to Optionee all Option Consideration previously paid by Optionee, and the Escrow shall be canceled and the parties shall thereafter be released from all obligations hereunder. Alternatively, Optionee may waive the effect of any such changed warranty or representation and close the purchase and sale of the Property. If Optionee receives no such notice, then each of the representations and warranties contained in this Section 9 are acknowledged by Optionor to be material and to be relied upon by Optionee in proceeding with this transaction, shall be deemed to have been remade by Optionor as of the Closing and shall survive for a period of one (1) year after the Close of Escrow.

10.         Representations and Warranties of Optionee. Optionee hereby represents and warrants to Optionor as of the Effective Date, as follows, which representations and warranties shall be true and correct in all material respects as of the Closing Date:

10.1         Organization. Optionee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

10.2         Authority and Enforceability. Optionee has the legal capacity and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance by Optionee of this Agreement and the consummation by Optionee of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Optionee. This Agreement has been duly and validly executed and delivered by Optionee and constitutes the legal, valid and binding obligation of Optionee, enforceable against Optionee in accordance with its terms, except to the extent that such enforceability: (a) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors’ rights generally; and (b) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance by Optionee of this Agreement and the consummation by Optionee of the transactions contemplated hereby: (i) do not require the consent, approval, clearance, waiver, order or authorization of any third party; (ii) do not violate any provision of the Articles of Incorporation or Bylaws of Optionee; (iii) do not conflict with or violate any permit, concession, grant, franchise, statute, law, rule or regulation of any governmental entity or any order, judgment, award or decree of any court or other governmental entity to which Optionee is subject; and (iv) do not conflict with, or result in any breach of, or default or loss of any right under (or an event or circumstance that, with notice or the lapse of time, or both, would result in a default), or the creation of an encumbrance pursuant to, or cause or permit the acceleration prior to maturity of any amounts owing under, any indenture, mortgage, lease, or other agreement to which Optionee is a party.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.3        Investigation; Sole Reliance. Optionee has made, or will make, such independent investigations as Optionee deems necessary in Optionee’s sole, subjective discretion, advisable or material concerning all aspects of the Option Property, including, but not limited to, the condition, use, sale, development or suitability of the Option Property for Optionee’s intended purposes. In that regard, except for the express representations and warranties of Optionor, set forth in this Agreement, or as otherwise specifically provided in this Agreement, Optionee expressly represents and warrants to Optionor that Optionee is relying solely upon its own inspection, investigation and analysis of the Option Property in electing to purchase the Option Property.

11.         Additional Representations, Warranties and Covenants of Parties.

11.1        General Assignment. Optionor agrees, concurrently with the Close of Escrow, to assign to Optionee all of Optionor’s right, title and interest, if any, in and to all warranties, guarantees, licenses, permits, plans, maps, entitlements, approvals, and rights under any documents and instruments pertaining to the Option Property.

11.2        Leases.

(a)          Weatherford Lease. Optionor entered into that certain Land Lease for Office and Shop Building, dated September 1, 1979, as subsequently amended, with Weatherford U.S., L.P., a Louisiana limited partnership ("Weatherford"), that includes the approximately 3.91 acre parcel identified as APN 107-0-043-025. Weatherford currently uses the approximately 3.91 acre parcel for equipment storage in exchange for monthly rent in the amount of [*]. On or after the Closing Date, Optionee may elect to give Weatherford one (1) year prior written notice for termination of the Lease as to the approximately 3.91 acre parcel. Prior to the Close of Escrow, Optionor shall execute and deliver into Escrow an assignment to Optionee of all of Optionor's rights and obligations under the Weatherford Land Lease, in a form reasonably acceptable to Optionee.

(b)          Williams Homes Lease. Optionor entered into that certain Ground Space Lease Agreement for Sign Placement, dated November 29, 2012, with Williams Homes, Inc. (“Williams”). Williams has the right for signage at the south-east corner of Highway 126 and S. Hallock Drive in exchange for monthly rent in the amount of [*]. On or after the Closing Date, Optionee may elect to give Williams one (1) year prior written notice for termination of the Ground Space Lease Agreement. Prior to the Close of Escrow, Optionor shall execute and deliver into Escrow an assignment to Optionee of all of Optionor's rights and obligations under the Ground Space Lease Agreement, in a form reasonably acceptable to Optionee.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.3       Mutual Release. As additional consideration for the transactions contemplated herein, effective upon the Close of Escrow, the parties hereby agree to the following:

11.3.1   Release of Optionor. With the exception of the representations, warranties and covenants of Optionor set forth herein, Optionee, on behalf of itself and its officers, directors, shareholders, employees, agents, administrators, representatives, successors, and assigns hereby releases and discharges Optionor and its executors, heirs, administrators, representatives, successors and assigns from all liability, claims, demands, actions, or causes of action of any kind or character, whether fixed or contingent, known or unknown, arising from or relating to the Option Property and accruing after the Close of Escrow.

11.3.2   Release of Optionee. With the exception of the representations, warranties and covenants of Optionee set forth herein, each Optionor on behalf of itself and their executors, administrators, beneficiaries, representatives, successors, and assigns hereby releases and discharges Optionee and its representatives, successors and assigns from all liability, claims, demands, actions, or causes of action of any kind or character, whether fixed or contingent, known or unknown, arising from or relating to the Option Property and accruing prior to the Close of Escrow.

11.3.3   Unknown or Unsuspected Consequences. The parties understand and acknowledge that Sections 11.3.1 and 11.3.2 apply to and include all unknown or unsuspected consequences or results arising from or relating to the relationships, transactions, occurrences, or agreements referred to in those Sections. Optionor and Optionee, on behalf of themselves and their respective related parties described in Sections 11.3.1 and 11.3.2, represent and warrant that they have read the contents of California Civil Code Section 1542, which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

OPTIONOR AND OPTIONEE, FOR THEMSELVES AND THEIR RESPECTIVE RELATED PARTIES, EXPRESSLY WAIVE ANY AND ALL RIGHTS AND BENEFITS UNDER CALIFORNIA CIVIL CODE SECTION 1542.

11.3.4   Nature of Release. Each party hereby acknowledges that they have read this Section, that they fully understand the contents of this Section, and that THIS IS A GENERAL RELEASE GIVING UP ALL RIGHTS WITH RESPECT TO THE MATTERS THAT ARE BEING RELEASED UNDER THIS AGREEMENT.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.         Broker’s Commission. Optionor and Optionee each represents to the other that no brokerage commission, finder’s fee or other compensation of any kind is due or owing to any real estate broker or other person or entity in connection with the transactions covered by this Agreement. Each party agrees to and does hereby indemnify and hold the other free and harmless from and against any and all costs, demands, liabilities, losses, damages, claims, causes of action or proceedings (including reasonable attorneys’ fees) which may result from any broker, agent or finder, licensed or otherwise, claiming through, under or by reason of the conduct of the indemnifying party in connection with this transaction.

13.         Indemnification. Optionor covenants and agrees to indemnify and hold Optionee harmless in respect of: (a) all liabilities of Optionor of any nature, whether accrued, absolute, contingent or otherwise; (b) any damage resulting from any breach of Optionor’s representations, warranties and covenants herein; (c) all liabilities arising from or connected with the Property and accruing before the Close of Escrow; and (d) all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incident to any of the foregoing, including reasonable attorneys’ fees. The provisions of this Section shall survive for a period of one (1) year after the Close of Escrow or any earlier termination of this Agreement.

14.         Default and Remedies. Notwithstanding any other provision herein, if any obligation hereunder is not performed as herein provided: (1) the party claiming that a default has occurred shall give written notice of that default to the other party; and (2) there shall be the following remedies:

(a)          In the event of a material default by Optionee, if the default is the failure to close the Escrow when obligated, Optionee shall have only 5 business days after delivery of written notice of such default within which to cure the default, otherwise, Optionee shall have 10 business days to cure any default. Optionor’s written notice shall describe the nature of Optionee’s default in reasonable detail so that Optionee is notified of the steps and actions Optionee must effect to cure the default, and in the case of a default other than a failure to close the Escrow when obligated, if the default cannot reasonably be cured within 10 days, Optionee shall have such longer period as may be necessary to cure, so long as Optionee commences to cure within the 10-day period and diligently pursues the cure to completion. If Optionee fails to cure the default within the applicable cure period, Optionee shall be in breach. If Optionee’s breach is not timely cured, then Optionor’s sole remedy shall be to retain all Option Consideration paid by Optionee as liquidated damages pursuant to Section 6.2. In no event shall Optionee have liability for any special, incidental, consequential, punitive or other damages.

(b)          In the event of a material default, misrepresentation or breach of a warranty or covenant by Optionor, following delivery of a notice of default by Optionee if the default is not cured by Optionor within 10 business days, (i) Optionee may elect to terminate this Agreement, in which case Optionor shall immediately return to Optionee all Option Consideration and shall pay all Escrow and title cancellation charges, the Escrow shall be canceled, and the parties shall thereafter be released from all obligations hereunder, except for those obligations which expressly survive the termination of this Agreement, which provisions shall survive for a period of one (1) year after the Close of Escrow, or (ii) Optionee may elect to treat this Agreement as being in full force and effect and Optionee shall have the right to an action for specific performance.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.         Confidentiality of Agreement. Optionee acknowledges that all information with respect to the Option Property furnished to or to be obtained by Optionee is so furnished or obtained on the condition that Optionee, after the date of this Agreement until the Close of Escrow, use Commercially Reasonable Efforts to maintain the confidentiality thereof. The parties agree to use their Commercially Reasonable Efforts to maintain the confidentiality of this Agreement, and to hold in strict confidence, and not to disclose to any other person or entity without the prior written consent of the other party, all such information, unless and until the Closing. Notwithstanding the forgoing, such information may be disclosed to individuals or entities reasonably necessary to consummate the transactions contemplated herein (such as lenders, engineers, environmental consultants, attorneys, accountants and tax advisors).

16.         Miscellaneous Provisions.

16.1         Successors and Assigns. This Agreement may not be assigned by Optionee without the prior written consent of Optionor, with such consent to be given or withheld in Optionor’s sole and absolute discretion; provided, however, that Optionee may assign its rights hereunder to an entity in which Optionee owns a majority interest without the consent of Optionor. Subject to the preceding sentence, this Agreement shall inure to the benefit of and shall be binding upon the executors, administrators, beneficiaries, representatives, successors and assigns of Optionor and the officers, directors, shareholders, employees, agents, administrators, representatives, successors and assigns of Optionee.

16.2         Attorneys’ Fees. In the event of any claim, dispute or controversy arising out of or relating to this Agreement, including an action for declaratory relief, the prevailing party in such action or proceeding shall be entitled to recover its court costs and reasonable out-of-pocket expenses including, but not limited to, reasonable attorneys’ fees, to be fixed by the court. Such recovery shall include court costs, out-of-pocket expenses and attorneys’ fees on appeal, if any. The court shall determine the party that is the “prevailing party,” whether or not the dispute or controversy proceeds to final judgment.

16.3         Notices. Any and all notices, demands, requests or other communications required or permitted by this Agreement or by law to be served on, given to or delivered to any party hereto by any other party to this Agreement shall be in writing and shall be deemed duly served, given or delivered upon delivery: (a) by facsimile transmission or other electronic means (confirmed by any of the methods that follow); (b) by courier service or overnight delivery service (with proof of service); or (c) by certified or registered mail (return receipt requested and first-class postage prepaid), and addressed as follows:

If to Optionee:	Limoneira Company
Attn: Harold Edwards, President and CEO
1141 Cummings Road
Santa Paula, CA 93060

Tel: (805) 525-5541
Facsimile: (805) 525-8211
E-mail: hedwards@limoneira.com

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

If to Optionor:	Zella R. de Inbanez
Post Office Box 280
Tecate, CA 91980-0280

Tel: 011-526-654-4774
Facsimile: 011-526-655-3015
E-mail: zella@prodigy.net.mx

And	Jason B. Rushing
1934 Camino Vera Cruz
Camarillo, CA 93010

Tel: (805) 402-1022
E-mail: jbrushin@aol.com

And	Jennifer R. Rushing
10619 Red Ribbon Road
Versailles, MO 65084-4166

Tel: (____) ___________
E-mail: jenncria@yahoo.com

If to Escrow Holder:	LandAmerica Lawyer’s Title
Attn: Judy Cook, Escrow Officer
2751 Park View Court, Suite 241
Oxnard, CA 93036

Tel: (805) 484-2701
Facsimile: (805) 988-0269
E-mail: jcook@ltic.com

Any notice that is addressed and delivered in the manner herein provided shall be conclusively presumed to have been duly served, given or delivered to the party to which it is addressed: (1) on the third day after the day it is so placed in the mail; (2) on the day of delivery by facsimile transmission or other electronic means (if confirmed by any of the methods above); (3) on the day of delivery by courier service or overnight delivery (with proof of service); or (4) upon the intended recipient’s refusal to accept delivery. Any notice, demand, request or other communication required or permitted by this Agreement or by law shall refer to the specific Section of this Agreement under which notice, demand, request or other communication is being given and describe with specificity the reason for such notice, demand, request or other communication. Any party may change its address for the purposes of this Agreement, by giving notice of the address change, in the manner required by this Section, to the other parties.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16.4         Waiver; Consent. Either party may specifically and expressly waive in writing any breach by the other party of any provision of this Agreement, but no such waiver shall constitute a further or continuing waiver of any preceding or succeeding breach of the same or any other provision. The consent by one party to any act by the other for which such consent was required shall not be deemed to imply consent or waiver of the necessity of obtaining such consent for the same or any similar acts in the future.

16.5         Survivability. All covenants of Optionee or Optionor that are intended hereunder to be performed in whole or in part after the Closing, and all representations, warranties and indemnities by either party to the other, shall survive the Closing, and be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors and assigns for a period of one (1) year after the Closing Date.

16.6         Further Documents and Acts. Each of the parties hereto agrees to cooperate in good faith with each other, and to execute and deliver such further documents and perform such other acts as may be reasonably necessary or appropriate to consummate and carry into effect the transactions contemplated under this Agreement.

16.7         Entire Agreement. This Agreement, its Exhibits and the Access and Indemnity Agreement constitute the entire agreement between the parties pertaining to the subject matter hereof, and the final, complete and exclusive expression of the terms and conditions thereof. All prior agreements, representations, negotiations and understandings of the parties, oral or written, express or implied, are hereby superseded and merged herein.

16.8         Time. Time is of the essence with respect to every provision of this Agreement in which time is an element. Any references in this Agreement to time for performance of obligations or elapsed time shall mean consecutive calendar days, months, or years, as applicable, unless otherwise explicitly indicated herein.

16.9         Governing Law. This Agreement shall be construed and governed by the laws of the State of California, without regard to the conflict of laws rules of the State of California or any other jurisdiction that would call for the application of the laws of any jurisdiction other than the State of California. By execution and delivery of this Agreement, the parties hereto agree and accept that any legal action or proceeding with respect to this Agreement shall be brought in the federal or state courts for the State of California, County of Ventura, and the parties expressly waive any objection to personal jurisdiction, venue or forum non conveniens.

16.10         Invalidity of Provision. If any provision of this Agreement as applied to either party or to any circumstance shall be adjudged by a court of competent jurisdiction to be void or unenforceable for any reason, the same shall in no way affect (to the maximum extent permissible by law) any other provision of this Agreement, the application of any such provision under circumstances different from those adjudicated by the court, or the validity or enforceability of the Agreement as a whole; provided, however, that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to, or the obligations imposed upon, any party hereunder.

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16.11   Captions; Exhibits. The titles and captions contained in this Agreement are inserted herein only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. Unless otherwise specified to the contrary, all references to Sections are references to Sections of this Agreement and all references to Exhibits are references to Exhibits to this Agreement. All Exhibits attached hereto are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement.

16.12   Commercially Reasonable Efforts. For purposes of this Agreement, the term “Commercially Reasonable Efforts” shall mean, as to a party hereto, an undertaking by such party to perform or satisfy an obligation or duty or otherwise act in a manner reasonably calculated to obtain the intended result by action or expenditure not disproportionate or unduly burdensome in the circumstances, which means, among other things, that such party shall not be required to: (a) expend funds other than for payment of the reasonable and customary costs and expenses of employees, counsel, consultants, representatives or agents of such party in connection with the performance or satisfaction of such obligation or duty or other action; (b) institute litigation or arbitration as a part of its Commercially Reasonable Efforts; (c) act in a manner inconsistent with the party’s overall business strategy; (d) take actions which would result in a materially adverse change in the benefits to such party under this Agreement; (e) undertake any action that may cause any material adverse change to its business; (f) expend any other material funds; (g) incur any other material burden; or (h) act in a manner contrary to its normal commercial practices. The failure to accomplish a given objective is not an indication that the obligated party did not in fact utilize its Commercially Reasonable Efforts in attempting to accomplish the objective.

16.13   Knowledge. As used in this Agreement, “Best Knowledge” of Optionor, or words to that effect. includes, but is not limited to, the actual knowledge or awareness of the Optionor without investigation or inquiry. As used in this Agreement, “Best Knowledge” of Optionee, or words to that effect, means the actual knowledge or awareness of Optionee’s officers and other individuals exercising supervisory authority without investigation or inquiry.

16.14   Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which shall constitute a fully-executed Agreement. Transmittal and receipt of a facsimile or emailed copy of this Agreement with facsimile or scanned and emailed signatures shall be binding on the parties hereto. The failure to deliver the original executed signature copy and the non-receipt of the original executed signature copy shall have no effect upon the binding and enforceable nature of this Agreement.

[Remainder of page left blank – signatures on next page.]

[*] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, Optionor and Optionee have executed this Agreement as of the Effective Date.

Optionor:	Optionee:

LIMONEIRA COMPANY,
/s/ Jason B. Rushing	a Delaware corporation
JASON B. RUSHING, Trustee of the
JASON B. RUSHING TRUST dated
July 10, 1997
	By:	/s/ Harold S. Edwards
	Name:	Harold S. Edwards
/s/ Jennifer R. Rushing	Its:	President and Chief Executive Officer
JENNIFER R. RUSHING, Trustee of the
JENNIFER RUSHING REVOCABLE
TRUST dated March 19, 2008

/s/ Zella A. Rushing
ZELLA A. RUSHING, Trustee of the 1988
ZELLA RUSHING TRUST dated
May 12, 1988

[SIGNATURE PAGE FOR OPTION AGREEMENT

AND ESCROW INSTRUCTIONS]

EXHIBIT A

OPTION AGREEMENT

AND ESCROW INSTRUCTIONS

Property Description

Parcel A:

Parcel 2, in the City of Santa Paula, County of Ventura, State of California, as per map filed in Book 30, Pages 98 and 99 of Parcel Maps, in the office of the County Recorder of said County

EXCEPT from a portion of said land, one-half of the oil and mineral rights as reserved by Clyde Williams, et ux., in deed recorded May 28, 1954, in Book 1206, Page 8 of Official Records.

ALSO EXCEPT from a portion of said land all oil, gas and mineral rights below a depth of 500 feet from the surface, without the right of surface entry as reserved by Alfred E. Emard, et al., in deed recorded December 24, 1969, in Book 3598, Page 155 of Official Records.

Parcel B:

Parcel 2 of Parcel Map No. 91-32, in the City of Santa Paula, County of Ventura, State of California, as per Map recorded in Book 53, Pages 27 and 28 of Parcel Maps, in the office of the County Recorder of said County.

EXCEPT from a portion of said land, one-half of the oil and mineral rights as reserved by Clyde Williams, et ux., in deed recorded May 28, 1954, in Book 1206, Page 8 of Official Records.

ALSO EXCEPT from a portion of said land all oil, gas and mineral rights below a depth of 500 feet from the surface, without the right of surface entry as reserved by Alfred E. Emard, et al., in deed recorded December 24, 1969, in Book 3598, Page 155 of Official Records.

Parcel C:

That portion of the North 1/2 of the Southwest 1/4 of the Northwest 1/4 of Section 12, Township 3 North, Range 21 West, San Bernardino Meridian, in the City of Santa Paula, County of Ventura, State of California, according to the official plat thereof described as follows:

A-1

EXHIBIT A

Commencing at the Southwesterly terminus of that curve shown concave Southeasterly, having a radius of 2019 feet and a central angle of 7º 24' 11”, a tangent to which bears North 50º 12' 05” East, in the general Northwesterly line of Parcel 6 of State Highway Relinquishment No. 418, recorded October 6, 1966, in Book 3052, Page 52 of Official Records, in the office of the County Recorder of said County, and as shown on map recorded August 26, 1965 in State Highway Map Book No. 2, Page 70, in said office; thence Northeasterly along said curve, an arc distance of 199.55 feet through a central angle of 05º 39' 46”; thence non-tangent to said curve North 51º 22' 54” East 556.40 feet; thence North 43º 39' 50” East, 208.72 feet; thence North 37º 12' 16” East, 232.23 feet; thence North 57º 43' 18” East 106.35 feet; thence North 32º 16' 42” West 35.32 feet to the true point of beginning; thence

1st:	North 18º 53' 23” East 42.23 feet; thence

2nd:	North 38º 45' 44” East 41.67 feet to the Northerly line of the land acquired by the State of California as Parcel 12B of Final Order of Condemnation (State Parcel B7617), recorded May 28, 1964, in Book 2550, Page 43 of said Official Records; thence along the boundary of said acquired land the following three courses:

3rd:	South 87º 14' 02” East 140.39 feet; thence

4th:	South 38º 48' 48” East 229.80 feet; thence

5th:	South 56º 45' 45” West 213.43 feet to the Southeasterly prolongation of that course hereinabove described as North 32º 16' 42” West; thence along said prolongation and said course

6th:	North 32º 16' 42” West 272.48 feet to the true point of beginning.

ALSO EXCEPT one-half of the oil and mineral rights as reserved by Clyde Williams and Love Williams, husband and wife, in deed recorded May 28, 1954, in Book 1206, Page 8 of Official Records.

ALSO EXCEPT any remaining interest in and to all oil, oil rights, minerals, mineral rights, natural gas, natural gas rights, and other hydrocarbons by whatsoever name known that may be within or under the parcel of land hereinabove described, together with the perpetual right of drilling, mining, exploring and operating therefor and removing the same from said land or any other land, including the right to whipstock or directionally drill and mine from lands other than those hereinabove described, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land hereinabove described, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate any such wells or mines, without, however, the right to drill, mine, explore and operate through the surface or the upper 100 fee of the subsurface of the land as excepted in Final Order of Condemnation recorded May 28, 1964, in Book 2550, Page 43 of Official Records.

A-2

EXHIBIT B

OPTION AGREEMENT

AND ESCROW INSTRUCTIONS

Form of Memorandum of Option

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Attn:

APNs: 107-0-043-010,
107-0-043-025 and
107-0-043-140

MEMORANDUM OF OPTION

TO PURCHASE REAL PROPERTY

THIS MEMORANDUM is made as of February ___, 2013, by and between Jason B. Rushing, Trustee of the Jason B. Rushing Trust dated July 10, 1997; JENNIFER R. RUSHING, Trustee of the JENNIFER RUSHING REVOCABLE TRUST dated March 19, 2008; and Zella A. Rushing, Trustee of the 1988 Zella Rushing Trust dated May 12, 1988 (together, “Seller”), and LIMONEIRA COMPANY, a Delaware corporation (“Purchaser”).

1.           Pursuant to that certain Option Agreement and Escrow Instructions (the “Agreement”), dated _________________________, 2013, Seller has granted to Purchaser an option (the “Option”) to purchase that certain real property in the County of Ventura, State of California, more particularly described as follows:

Parcel A:

Parcel 2, in the City of Santa Paula, County of Ventura, State of California, as per map filed in Book 30, Pages 98 and 99 of Parcel Maps, in the office of the County Recorder of said County

EXCEPT from a portion of said land, one-half of the oil and mineral rights as reserved by Clyde Williams, et ux., in deed recorded May 28, 1954, in Book 1206, Page 8 of Official Records.

ALSO EXCEPT from a portion of said land all oil, gas and mineral rights below a depth of 500 feet from the surface, without the right of surface entry as reserved by Alfred E. Emard, et al., in deed recorded December 24, 1969, in Book 3598, Page 155 of Official Records.

B-1

EXHIBIT B

Parcel B:

Parcel 2 of Parcel Map No. 91-32, in the City of Santa Paula, County of Ventura, State of California, as per Map recorded in Book 53, Pages 27 and 28 of Parcel Maps, in the office of the County Recorder of said County.

EXCEPT from a portion of said land, one-half of the oil and mineral rights as reserved by Clyde Williams, et ux., in deed recorded May 28, 1954, in Book 1206, Page 8 of Official Records.

ALSO EXCEPT from a portion of said land all oil, gas and mineral rights below a depth of 500 feet from the surface, without the right of surface entry as reserved by Alfred E. Emard, et al., in deed recorded December 24, 1969, in Book 3598, Page 155 of Official Records.

Parcel C:

That portion of the North 1/2 of the Southwest 1/4 of the Northwest 1/4 of Section 12, Township 3 North, Range 21 West, San Bernardino Meridian, in the City of Santa Paula, County of Ventura, State of California, according to the official plat thereof described as follows:

Commencing at the Southwesterly terminus of that curve shown concave Southeasterly, having a radius of 2019 feet and a central angle of 7º 24' 11”, a tangent to which bears North 50º 12' 05” East, in the general Northwesterly line of Parcel 6 of State Highway Relinquishment No. 418, recorded October 6, 1966, in Book 3052, Page 52 of Official Records, in the office of the County Recorder of said County, and as shown on map recorded August 26, 1965 in State Highway Map Book No. 2, Page 70, in said office; thence Northeasterly along said curve, an arc distance of 199.55 feet through a central angle of 05º 39' 46”; thence non-tangent to said curve North 51º 22' 54” East 556.40 feet; thence North 43º 39' 50” East, 208.72 feet; thence North 37º 12' 16” East, 232.23 feet; thence North 57º 43' 18” East 106.35 feet; thence North 32º 16' 42” West 35.32 feet to the true point of beginning; thence

1st:	North 18º 53' 23” East 42.23 feet; thence

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EXHIBIT B

2nd:	North 38º 45' 44” East 41.67 feet to the Northerly line of the land acquired by the State of California as Parcel 12B of Final Order of Condemnation (State Parcel B7617), recorded May 28, 1964, in Book 2550, Page 43 of said Official Records; thence along the boundary of said acquired land the following three courses:

3rd:	South 87º 14' 02” East 140.39 feet; thence

4th:	South 38º 48' 48” East 229.80 feet; thence

5th:	South 56º 45' 45” West 213.43 feet to the Southeasterly prolongation of that course hereinabove described as North 32º 16' 42” West; thence along said prolongation and said course

6th:	North 32º 16' 42” West 272.48 feet to the true point of beginning.

ALSO EXCEPT one-half of the oil and mineral rights as reserved by Clyde Williams and Love Williams, husband and wife, in deed recorded May 28, 1954, in Book 1206, Page 8 of Official Records.

ALSO EXCEPT any remaining interest in and to all oil, oil rights, minerals, mineral rights, natural gas, natural gas rights, and other hydrocarbons by whatsoever name known that may be within or under the parcel of land hereinabove described, together with the perpetual right of drilling, mining, exploring and operating therefor and removing the same from said land or any other land, including the right to whipstock or directionally drill and mine from lands other than those hereinabove described, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land hereinabove described, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate any such wells or mines, without, however, the right to drill, mine, explore and operate through the surface or the upper 100 fee of the subsurface of the land as excepted in Final Order of Condemnation recorded May 28, 1964, in Book 2550, Page 43 of Official Records.

2.           The term of the Option shall extend until February 28, 2018, unless terminated earlier according to the terms and conditions of said Agreement.

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EXHIBIT B

3.           In the event of any conflict between the terms and conditions of this Memorandum and the Agreement, the Agreement shall control.

4.           In the event that a Grant Deed conveying the Option Property from Seller to Purchaser is not recorded in the Official Records of Ventura County, California, on or before February 28, 2018, this Memorandum shall automatically terminate and be of no further force or effect.

5.           The parties may execute this Memorandum in two (2) or more counterparts which shall, in the aggregate, be executed by all the parties and shall thereupon be deemed to be a single document.

IN WITNESS WHEREOF, the parties have executed this Memorandum of Option on the day and year first above written.

Seller:

Jason B. Rushing, Trustee of the Jason B. Rushing Trust dated July 10, 1997

JENNIFER R. RUSHING, Trustee of the JENNIFER RUSHING REVOCABLE TRUST dated March 19, 2008

Zella A. Rushing, Trustee of the 1988 Zella Rushing Trust dated May 12, 1988

Purchaser:

LIMONEIRA COMPANY,
a Delaware corporation

By:

[Name]

[Title]

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EXHIBIT B

STATE OF CALIFORNIA	)
) ss.
COUNTY OF VENTURA	)

On _________________, 2013, before me, _____________________________, Notary Public, personally appeared JASON B. RUSHING, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

STATE OF CALIFORNIA	)
) ss.
COUNTY OF VENTURA	)

On _________________, 2013, before me, _____________________________, Notary Public, personally appeared JENNIFER R. RUSHING, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

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EXHIBIT B

STATE OF CALIFORNIA	)
) ss.
COUNTY OF VENTURA	)

On _________________, 2013, before me, _____________________________, Notary Public, personally appeared ZELLA A. RUSHING, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

STATE OF CALIFORNIA	)
) ss.
COUNTY OF VENTURA	)

On _________________, 2013, before me, _____________________________, Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

B-6

EXHIBIT C

OPTION AGREEMENT

AND ESCROW INSTRUCTIONS

Form of Quitclaim Deed

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

FERGUSON CASE ORR PATERSON LLP
Attn: Christopher K. Kitasaki
1050 South Kimball Road
Ventura, California 93004

APNs 107-0-043-010,
107-0-043-025 and
107-0-043-140

QUITCLAIM DEED

THE UNDERSIGNED GRANTOR(s) DECLARE(s):

DOCUMENTARY TRANSFER TAX is $ -0-.

☒	City of Santa Paula, and
☒	No consideration for this deed, which merely clears title from a recorded Memorandum of Option.

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, LIMONEIRA COMPANY, a Delaware corporation, hereby REMISES, RELEASES, AND FOREVER QUITCLAIMS to Jason B. Rushing, Trustee of the Jason B. Rushing Trust dated July 10, 1997, as to an undivided one-fourth (1/4th) interest in the whole; JENNIFER R. RUSHING, Trustee of the JENNIFER RUSHING REVOCABLE TRUST dated March 19, 2008, as to an undivided one-fourth (1/4th) interest in the whole; and Zella A. Rushing, Trustee of the 1988 Zella Rushing Trust dated May 12, 1988, as to an undivided one-half (1/2) interest in the whole, the following described real property in the County of Ventura, State of California, more particularly described as follows:

Parcel A:

Parcel 2, in the City of Santa Paula, County of Ventura, State of California, as per map filed in Book 30, Pages 98 and 99 of Parcel Maps, in the office of the County Recorder of said County

EXCEPT from a portion of said land, one-half of the oil and mineral rights as reserved by Clyde Williams, et ux., in deed recorded May 28, 1954, in Book 1206, Page 8 of Official Records.

ALSO EXCEPT from a portion of said land all oil, gas and mineral rights below a depth of 500 feet from the surface, without the right of surface entry as reserved by Alfred E. Emard, et al., in deed recorded December 24, 1969, in Book 3598, Page 155 of Official Records.

C-1

EXHIBIT C

Parcel B:

Parcel 2 of Parcel Map No. 91-32, in the City of Santa Paula, County of Ventura, State of California, as per Map recorded in Book 53, Pages 27 and 28 of Parcel Maps, in the office of the County Recorder of said County.

EXCEPT from a portion of said land, one-half of the oil and mineral rights as reserved by Clyde Williams, et ux., in deed recorded May 28, 1954, in Book 1206, Page 8 of Official Records.

ALSO EXCEPT from a portion of said land all oil, gas and mineral rights below a depth of 500 feet from the surface, without the right of surface entry as reserved by Alfred E. Emard, et al., in deed recorded December 24, 1969, in Book 3598, Page 155 of Official Records.

Parcel C:

That portion of the North 1/2 of the Southwest 1/4 of the Northwest 1/4 of Section 12, Township 3 North, Range 21 West, San Bernardino Meridian, in the City of Santa Paula, County of Ventura, State of California, according to the official plat thereof described as follows:

Commencing at the Southwesterly terminus of that curve shown concave Southeasterly, having a radius of 2019 feet and a central angle of 7º 24' 11”, a tangent to which bears North 50º 12' 05” East, in the general Northwesterly line of Parcel 6 of State Highway Relinquishment No. 418, recorded October 6, 1966, in Book 3052, Page 52 of Official Records, in the office of the County Recorder of said County, and as shown on map recorded August 26, 1965 in State Highway Map Book No. 2, Page 70, in said office; thence Northeasterly along said curve, an arc distance of 199.55 feet through a central angle of 05º 39' 46”; thence non-tangent to said curve North 51º 22' 54” East 556.40 feet; thence North 43º 39' 50” East, 208.72 feet; thence North 37º 12' 16” East, 232.23 feet; thence North 57º 43' 18” East 106.35 feet; thence North 32º 16' 42” West 35.32 feet to the true point of beginning; thence

1st:       North 18º 53' 23” East 42.23 feet; thence

2nd:      North 38º 45' 44” East 41.67 feet to the Northerly line of the land acquired by the State of California as Parcel 12B of Final Order of Condemnation (State Parcel B7617), recorded May 28, 1964, in Book 2550, Page 43 of said Official Records; thence along the boundary of said acquired land the following three courses:

3rd:       South 87º 14' 02” East 140.39 feet; thence

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EXHIBIT C

4th:       South 38º 48' 48” East 229.80 feet; thence

5th:       South 56º 45' 45” West 213.43 feet to the Southeasterly prolongation of that course hereinabove described as North 32º 16' 42” West; thence along said prolongation and said course

6th:       North 32º 16' 42” West 272.48 feet to the true point of beginning.

ALSO EXCEPT one-half of the oil and mineral rights as reserved by Clyde Williams and Love Williams, husband and wife, in deed recorded May 28, 1954, in Book 1206, Page 8 of Official Records.

ALSO EXCEPT any remaining interest in and to all oil, oil rights, minerals, mineral rights, natural gas, natural gas rights, and other hydrocarbons by whatsoever name known that may be within or under the parcel of land hereinabove described, together with the perpetual right of drilling, mining, exploring and operating therefor and removing the same from said land or any other land, including the right to whipstock or directionally drill and mine from lands other than those hereinabove described, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land hereinabove described, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate any such wells or mines, without, however, the right to drill, mine, explore and operate through the surface or the upper 100 fee of the subsurface of the land as excepted in Final Order of Condemnation recorded May 28, 1964, in Book 2550, Page 43 of Official Records.

Dated: __________________, 2013	LIMONEIRA COMPANY,
a Delaware corporation

By:

[Name]

[Title]

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EXHIBIT C

STATE OF CALIFORNIA	)
) ss.
COUNTY OF VENTURA	)

On _________________, 2013, before me, _____________________________, Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

C-4

EXHIBIT D

OPTION AGREEMENT

AND ESCROW INSTRUCTIONS

Form of Grant Deed

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

MAIL TAX STATEMENTS TO:

APNs 107-0-043-010,
107-0-043-025 and
107-0-043-140

In accordance with Section 11932 of the California Revenue and Taxation Code, Grantor has declared the amount of the transfer tax that is due by a separate statement which is not being recorded with this Grant Deed.

GRANT DEED

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Jason B. Rushing, Trustee of the Jason B. Rushing Trust dated July 10, 1997; JENNIFER R. RUSHING, Trustee of the JENNIFER RUSHING REVOCABLE TRUST dated March 19, 2008; and Zella A. Rushing, Trustee of the 1988 Zella Rushing Trust dated May 12, 1988, hereby GRANT to LIMONEIRA COMPANY, a Delaware corporation, the following described real property in the County of Ventura, State of California, more particularly described as follows:

Parcel A:

Parcel 2, in the City of Santa Paula, County of Ventura, State of California, as per map filed in Book 30, Pages 98 and 99 of Parcel Maps, in the office of the County Recorder of said County

EXCEPT from a portion of said land, one-half of the oil and mineral rights as reserved by Clyde Williams, et ux., in deed recorded May 28, 1954, in Book 1206, Page 8 of Official Records.

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EXHIBIT D

ALSO EXCEPT from a portion of said land all oil, gas and mineral rights below a depth of 500 feet from the surface, without the right of surface entry as reserved by Alfred E. Emard, et al., in deed recorded December 24, 1969, in Book 3598, Page 155 of Official Records.

Parcel B:

Parcel 2 of Parcel Map No. 91-32, in the City of Santa Paula, County of Ventura, State of California, as per Map recorded in Book 53, Pages 27 and 28 of Parcel Maps, in the office of the County Recorder of said County.

EXCEPT from a portion of said land, one-half of the oil and mineral rights as reserved by Clyde Williams, et ux., in deed recorded May 28, 1954, in Book 1206, Page 8 of Official Records.

ALSO EXCEPT from a portion of said land all oil, gas and mineral rights below a depth of 500 feet from the surface, without the right of surface entry as reserved by Alfred E. Emard, et al., in deed recorded December 24, 1969, in Book 3598, Page 155 of Official Records.

Parcel C:

That portion of the North 1/2 of the Southwest 1/4 of the Northwest 1/4 of Section 12, Township 3 North, Range 21 West, San Bernardino Meridian, in the City of Santa Paula, County of Ventura, State of California, according to the official plat thereof described as follows:

Commencing at the Southwesterly terminus of that curve shown concave Southeasterly, having a radius of 2019 feet and a central angle of 7º 24' 11”, a tangent to which bears North 50º 12' 05” East, in the general Northwesterly line of Parcel 6 of State Highway Relinquishment No. 418, recorded October 6, 1966, in Book 3052, Page 52 of Official Records, in the office of the County Recorder of said County, and as shown on map recorded August 26, 1965 in State Highway Map Book No. 2, Page 70, in said office; thence Northeasterly along said curve, an arc distance of 199.55 feet through a central angle of 05º 39' 46”; thence non-tangent to said curve North 51º 22' 54” East 556.40 feet; thence North 43º 39' 50” East, 208.72 feet; thence North 37º 12' 16” East, 232.23 feet; thence North 57º 43' 18” East 106.35 feet; thence North 32º 16' 42” West 35.32 feet to the true point of beginning; thence

1st:        North 18º 53' 23” East 42.23 feet; thence

2nd:       North 38º 45' 44” East 41.67 feet to the Northerly line of the land acquired by the State of California as Parcel 12B of Final Order of Condemnation (State Parcel B7617), recorded May 28, 1964, in Book 2550, Page 43 of said Official Records; thence along the boundary of said acquired land the following three courses:

D-2

EXHIBIT D

3rd:        South 87º 14' 02” East 140.39 feet; thence

4th:        South 38º 48' 48” East 229.80 feet; thence

5th:        South 56º 45' 45” West 213.43 feet to the Southeasterly prolongation of that course hereinabove described as North 32º 16' 42” West; thence along said prolongation and said course

6th:        North 32º 16' 42” West 272.48 feet to the true point of beginning.

ALSO EXCEPT one-half of the oil and mineral rights as reserved by Clyde Williams and Love Williams, husband and wife, in deed recorded May 28, 1954, in Book 1206, Page 8 of Official Records.

ALSO EXCEPT any remaining interest in and to all oil, oil rights, minerals, mineral rights, natural gas, natural gas rights, and other hydrocarbons by whatsoever name known that may be within or under the parcel of land hereinabove described, together with the perpetual right of drilling, mining, exploring and operating therefor and removing the same from said land or any other land, including the right to whipstock or directionally drill and mine from lands other than those hereinabove described, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land hereinabove described, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate any such wells or mines, without, however, the right to drill, mine, explore and operate through the surface or the upper 100 fee of the subsurface of the land as excepted in Final Order of Condemnation recorded May 28, 1964, in Book 2550, Page 43 of Official Records.

Dated: __________________, 20__.

Jason B. Rushing, Trustee of the Jason B.
Rushing Trust dated July 10, 1997

JENNIFER R. RUSHING, Trustee of the JENNIFER
RUSHING REVOCABLE TRUST dated March 19, 2008

Zella A. Rushing, Trustee of the 1988 Zella
Rushing Trust dated May 12, 1988

D-3

EXHIBIT D

STATE OF CALIFORNIA	)
) ss.
COUNTY OF VENTURA	)

On _________________, 2013, before me, _____________________________, Notary Public, personally appeared JASON B. RUSHING, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

STATE OF CALIFORNIA	)
) ss.
COUNTY OF VENTURA	)

On _________________, 2013, before me, _____________________________, Notary Public, personally appeared JENNIFER R. RUSHING, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

D-4

EXHIBIT D

STATE OF CALIFORNIA	)
) ss.
COUNTY OF ____________	)

On _________________, 2013, before me, _____________________________, Notary Public, personally appeared ZELLA A. RUSHING, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

D-5